                                                                     EXHIBIT 6.2

                          Effective as of 28 March 2002

                         AGERE SYSTEMS SINGAPORE PTE LTD
       (formerly known as "Lucent Technologies Microelectronics Pte Ltd")

                                     - and -

                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD

                                     - and -

                     SILICON MANUFACTURING PARTNERS PTE LTD

                           AMENDMENT AGREEMENT (NO. 3)
                                       TO
                    LICENSE AND TECHNOLOGY TRANSFER AGREEMENT
                             DATED 17 FEBRUARY 1998

                           AMENDMENT AGREEMENT (NO. 3)

         THIS AMENDMENT AGREEMENT (NO. 3) is effective as of 28 March 2002 BETWEEN :-

(1) AGERE SYSTEMS SINGAPORE PTE LTD (formerly known as Lucent Technologies Microelectronics Pte Ltd) ("Agere"), a company incorporated in Singapore, with its principal place of business at 3, Kallang Sector, Kolam Ayer Industrial Park, Singapore 349278;

(2) CHARTERED SEMICONDUCTOR MANUFACTURING LTD ("CSM"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406; and

(3) SILICON MANUFACTURING PARTNERS PTE LTD ("JV COMPANY"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406.

Agere, CSM and JV COMPANY are collectively referred to herein as "Parties" and individually referred to herein as a "Party".

         WHEREAS:-

(A) The Parties have entered into a License and Technology Transfer Agreement dated 17 February 1998 (the "License and Technology Transfer Agreement").

(B) The Parties have entered into an Amendment Agreement (No.1) (the "Amendment Agreement No. 1") to vary the License and Technology Transfer Agreement with effect from 27 July 2000. The Amendment Agreement No. 1 was superseded by an Amendment Agreement No. 2 (the "Amendment Agreement No. 2") with effect from 22 March 2001.

(C) The Parties are entering into this Amendment Agreement (No.3) to vary the License and Technology Transfer Agreement with effect from the effective date of this Amendment Agreement (No. 3). Further, this Amendment Agreement (No. 3) shall replace the Amendment Agreement (No.
         2) in its entirety.

         IT IS AGREED as follows:-

1.       INTERPRETATION

         All terms and references used in the License and Technology Transfer Agreement and which are defined or construed in the License and Technology Transfer Agreement but are not defined or construed in this Amendment Agreement (No. 3) shall have the same meaning and construction in this Amendment Agreement (No. 3) as in the License and Technology Transfer Agreement.

2.       AMENDMENTS TO THE LICENSE AND TECHNOLOGY TRANSFER AGREEMENT

         The Parties agree that with effect from the date of this Amendment Agreement (No. 3):-

         (A) All references to "Lucent" in the License and Technology Transfer Agreement shall be amended by deleting the same and replacing therewith, the word "Agere".

         (B) The following exhibits of the License and Technology Transfer Agreement

                  - Exhibit A Lucent's Technical Information
                  - Exhibit B Lucent's Restricted Technical Information
                  - Exhibit C CSM's Technical Information
                  - Exhibit D CSM's Restricted Technical Information
                  - Exhibit E Technical Information Which May Be Disclosed To Customers

                  shall be amended by deleting the said exhibits in their entirety and replacing therewith, the exhibits attached to this Amendment Agreement (No. 3) and marked as

                  - "Exhibit A Agere's Technical Information"
                  - "Exhibit B Agere's Restricted Technical Information"
                  - "Exhibit C CSM's Technical Information"
                  - "Exhibit D CSM's Restricted Technical Information"
                  - "Exhibit E Technical Information Which May Be Disclosed to Customers" respectively.

3.       SAVING AND INCORPORATION

(A) Save as expressly amended by this Amendment Agreement (No. 3), the terms and conditions of the License and Technology Transfer Agreement shall continue to be in full force and effect in all other respects.

(B) The License and Technology Transfer Agreement and this Amendment Agreement (No. 3) shall be construed as one document and this Amendment Agreement (No. 3) shall be deemed to be part of the License and Technology Transfer Agreement. Where the context so permits, references in the License and Technology Transfer Agreement and in this Amendment Agreement (No. 3) to "the License and Technology Transfer Agreement" or "this Agreement" shall be read and construed as references to the License and Technology Transfer Agreement as amended and supplemented by this Amendment Agreement (No. 3).

4.       Governing Law

         This Amendment Agreement (No. 3) shall be interpreted in accordance with the law of the State of New York, United States of America, without regard to conflicts of laws provisions.

IN WITNESS WHEREOF the parties have entered into this Amendment Agreement (No.
3) as of the latest date stated below.

AGERE SYSTEMS SINGAPORE PTE LTD (FORMERLY KNOWN AS" LUCENT TECHNOLOGIES MICROELECTRONICS PTE LTD")

                                By:          /s/ Jaffer Mohamed Mowla
                                   ---------------------------------------------
                                              Jaffer Mohamed Mowla
                                     Vice President and Managing Director

                                Date:               5 April 2002
                                     -------------------------------------------



CHARTERED SEMICONDUCTOR MANUFACTURING LTD



                                By:               /s/ John Martin
                                   ---------------------------------------------
                                                    John Martin
                                           VP & Chief Technology Officer

                                Date:              28 March 2002
                                     -------------------------------------------



SILICON MANUFACTURING PARTNERS PTE LTD



                                By:               /s/ Pan Yang
                                   ---------------------------------------------
                                                    Pan Yang
                                                General Manager

                                Date:             2 April 2002
                                     -------------------------------------------


[c: 3Pty TTA Amend3 25Jan02]

REDACTED                            CONFIDENTIAL TREATMENT REQUESTED
                                    The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission

                                    EXHIBIT A

                          AGERE'S TECHNICAL INFORMATION

Agere's Technical Information shall comprise the following:

(A) Agere's **** and **** and **** and **** Digital and Linear Process Technologies

         1.  Process Flow
         2.  Process Log
         3.  Process recipes and tool set-ups
         4.  Target film thicknesses
         5.  Schematic cross-sections
         6.  Electrical specifications
         7.  Layout rules
         8.  Transistor spice files
         9.  Device characterization data
         10. Process characterization data
         11. Process capability data
         12. Yield and Defect Density Trend data
         13. Reliability Characterisation data and Qualification Reports
         14. FMA results
         15. Equipment and Materials specifications

         Agere's Technical Information shall not include Agere's BiCMOS, FLASH and embedded DRAM modules.

(B)      The following modules in Agere's **** and ********* Process Technology:

         1. ********** module
         2. ********************** module
         3. Any other module required for the manufacture of products that are jointly developed by Agere and ********************* and that Agere agrees in writing may be manufactured by CSM.

         CSM's right to use Agere's Technical Information specified in (B) above is limited to such use in connection with the manufacture of such jointly-developed products for ******************* and not for the manufacture of any other products.

                                    EXHIBIT B

                    AGERE'S RESTRICTED TECHNICAL INFORMATION

Agere's BiCMOS, FLASH and embedded DRAM modules.

1.   Process Flow
2.   Process Log
3.   Process recipes and tool set-ups
4.   Target film thicknesses
5.   Schematic cross-sections
6.   Electrical specifications
7.   Layout rules
8.   Transistor spice files
9.   Device characterization data
10.  Process characterization data
11.  Process capability data
12.  Yield and Defect Density Trend data
13.  Reliability Characterisation data and Qualification Reports
14.  FMA results
15.  Equipment and Materials specifications

REDACTED                            CONFIDENTIAL TREATMENT REQUESTED
                                    The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission

                                    EXHIBIT C

                           CSM'S TECHNICAL INFORMATION

(A)      For the following Process Modules,

(1)      CSM's ************************************* Process Technology;

(2)      CSM's ************************************* Process Technology;

(3)      CSM's *************************** Process Technology;

(4)      CSM's ************************************* Process Module;

(5)      CSM's ***************************** Process Technology;

(6)      CSM's ************************* Process Technology;

(7)      CSM's ************************ Process Technology; and

(8)      CSM's ************* Process Technology.

(9)      CSM's ************************************* Process Technology.

CSM will provide the following Technical Information:

1.   Process Flow
2.   Process Log
3.   Process recipes and tool set-ups
4.   Target film thicknesses
5.   Schematic cross-sections
6.   Electrical specifications
7.   Layout rules
8.   Transistor spice files
9.   Device characterization data
10.  Process characterization data
11.  Process capability data
12.  Yield and Defect Density Trend data
13.  Reliability Characterisation data and Qualification Reports
14.  FMA results
15.  Equipment and Materials specifications

REDACTED                            CONFIDENTIAL TREATMENT REQUESTED
                                    The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission

(B)      CSM's Technical Information shall not include :-

(1) any of CSM's customer specific derivative process technologies based on any of CSM's baseline Process Technologies listed above in Section A of this Exhibit C;

(2)      CSM's ************************************* Process Technologies;

(3)      CSM's ************************* Process Technologies; and

(4)      CSM's ********************* Process Technologies.

REDACTED                            CONFIDENTIAL TREATMENT REQUESTED
                                    The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission

                                    EXHIBIT D

                     CSM'S RESTRICTED TECHNICAL INFORMATION

The following information:

1.   Process Flow
2.   Process Log
3.   Process recipes and tool set-ups
4.   Target film thicknesses
5.   Schematic cross-sections
6.   Electrical specifications
7.   Layout rules
8.   Transistor spice files
9.   Device characterization data
10.  Process characterization data
11.  Process capability data
12.  Yield and Defect Density Trend data
13.  Reliability Characterisation data and Qualification Reports
14.  FMA results
15.  Equipment and Materials specifications

relating to :-

(1) any of CSM's customer specific derivative process technologies based on any of CSM's baseline Process Technologies listed above in Section A of Exhibit C;

(2)      CSM's ************************************* Process Technologies;

(3)      CSM's ******************* Process Technologies; and

(4)      CSM's **************** Process Technologies.

REDACTED                            CONFIDENTIAL TREATMENT REQUESTED
                                    The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission

                                    EXHIBIT E

            TECHNICAL INFORMATION WHICH MAY BE DISCLOSED TO CUSTOMERS

The following portions of Agere's Technical Information (Exhibit A) and CSM's Technical Information (Exhibit C) can be provided to customers under appropriate confidentiality terms in accordance with the provisions of Article 4:

1.       Process Information

Process Name
Technology
Process Type
Number of Poly Layers
Number of Metal Layers
Poly Type
Voltage Type
Module Addition
Process Description
Starting Material Type(s)
         Non-EPI Layer
         Epitaxial Layer
Process Runsheet Spec
Non-Proprietary Process Flow Spec
Schematic Cross-Sections
Topological Design Rule Spec
Mask Bias Table Spec
Number of Reticles
Number of Masking Layers
Frame Doc #
Frame Table #
Reliability Spec
CSM's ***** and ********** Bitcells

2.       Electrical Test Information

Spice Model Spec
      Level - 13
      Level - 28
      Level - 49
      Level - 53
      BSIM3
Electrical Parameters Spec
Electrical Test Spec
Electrical Test Program Spec

3.       Qualification Plan

Reliability Results Report (at QA)
Qual Report

4.       Phase of Process

Engineering Prototype/ Pilot Production/ Production